Filed pursuant to Rule 497(e) under the

Securities Act of 1933, as amended

Securities Act File No. 333-20891

Third Avenue Trust

Third Avenue REAL ESTATE VALUE FUND

(THE “FUND”)

Supplement dated June 10, 2022 to the Fund’s Prospectus dated March 1, 2022, as may be amended or supplemented from time to time

The information in this Supplement updates and amends certain information contained in the Prospectus for the Fund and should be read in conjunction with such Prospectus.

The performance table on page 17 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Average Annual Total Returns For the periods ending 12/31/21	Inception Date	One Year	Five Years	Ten Years	Since Inception
Institutional Class Before Taxes	9/17/98	30.54%	7.27%	10.02%	9.90%
After Taxes on Distributions		27.89%	5.14%	8.33%	8.56%
After Taxes on Distributions and Sale of Fund Share		19.86%	5.39%(1)	7.88%	8.23%
Investor Class Before Taxes	12/31/09	30.20%	6.98%	9.74%	8.30%
Z Class Before Taxes	3/1/18	30.64%	--	--	5.06%
FTSE EPRA/NAREIT Developed Index (reflects no deductions for fees, expenses or taxes)		27.21%	8.82%	9.57%	9.67% (Institutional)
					9.05% (Investor)
					10.49% (Z Class)

(1)	The Return After Taxes on Distributions and Sale of Fund Shares is higher than the Return Before Taxes because of realized losses that would have been sustained upon the sale of Fund shares immediately after the relevant period.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE